                                                                  EXHIBIT 10.3.5
                                                                  --------------


                                 Fifth Amendment

                                       To

                              Eagle Mountain Lease

                                     Between

                        Management & Training Corporation

                                       And

                              Kaiser Ventures Inc.



                             Effective July 1, 2001

                            Fifth Amendment to Lease
                            ------------------------

         THIS AMENDMENT is made effective as of July 1, 2001, by and between KAISER VENTURES INC. (Landlord) and MANAGEMENT AND TRAINING CORPORATION (Tenant) to that certain Eagle Mountain Lease between Landlord and Tenant dated November 16, 1987 as modified by the FIRST AMENDMENT to Eagle Mountain Lease between Landlord and Tenant dated effective July 1, 1990, as further modified by the SECOND AMENDMENT to Eagle Mountain Lease between Landlord and Tenant dated effective November 10, 1992, as further modified by the THIRD AMENDMENT TO Eagle Mountain Lease between Landlord and Tenant effective November 16, 1997 and as further modified by the FOURTH AMENDMENT to Eagle Mountain Lease between Landlord and Tenant effective February 1, 1999 (collectively, the Lease").

It is expressly covenanted and agreed by and between Landlord and Tenant as follows:

Article II - Term
-----------------

           3.01 This section is amended to extend this Lease for twelve (12) months. This lease will, therefore, continue through June 30, 2002. Accordingly, Section 3.01 is hereby amended to read in its entirety as follows:

                   "Unless sooner terminated as provided in this Lease, the term of this Lease shall end at midnight, June 30, 2002.

Article XXIV - Notices
----------------------

           24.01 This article is amended to change the Tenant's name and address as follows:

                   Tenant:  Management and Training Corporation
                            P.O. Box 10
                            500 North Marketplace Drive
                            Centerville, UT  84014
                            Attention:  Vice President

Confirmation of All Other Lease Provisions
------------------------------------------

           Except as expressly provided herein, all other provisions of the Lease as amended to date, remain in full force and effect and are unchanged by this Amendment.

           IN WITNESS WEREOF, the parties have executed this FIFTH AMENDMENT TO THE LEASE to be effective as of the day and year first above written notwithstanding the actual date of signature.

MANAGEMENT AND TRAINING CORPORATION

By:  /s/Ron Russell                                   Date:  7/9/01
     --------------------------------                        -------------

Its: Sr. Vice President Corrections
     --------------------------------


KAISER VENTURES INC.

By:  /s/ Terry L. Cook                                Date:  7/23/01
     --------------------------------                        -------------

Its: Exec. Vice President
     --------------------------------